Exhibit 99.2

Assurant, Inc. (AIZ)

REVISED Financial Supplement as of December 31, 2018

Note: Starting first quarter 2019, Assurant will be revising its key metrics to align with the financial objectives announced at Investor Day in March 2019.

This revised financial supplement as of December 31, 2018 provides historical data for new or revised metrics prior to publication of Assurant’s first quarter 2019 results. New or revised metrics are shaded throughout.

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF DECEMBER 31, 2018

INDEX TO FINANCIAL SUPPLEMENT

Page:
SUMMARY FINANCIAL HIGHLIGHTS	1

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	3

CONDENSED STATEMENTS OF OPERATIONS AND SELECTED DATA	4

SEGMENT CONDENSED BALANCE SHEETS	11

INVESTMENTS	12

INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS	14

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	15

RATINGS SUMMARY	16

REGULATION G – NON GAAP FINANCIAL MEASURES	17

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

28 Liberty Street, 41st Floor	Suzanne Shepherd	Sean Moshier
New York, NY 10005	Senior Vice President	Director
212-859-7000	Investor Relations	Investor Relations
	212-859-7062	212-859-5831
Website Address:	suzanne.shepherd@assurant.com	sean.moshier@assurant.com
www.assurant.com

Assurant, Inc. (NYSE: AIZ) is a global provider of risk management solutions, protecting where consumers live and the goods they buy. A Fortune 500 company, Assurant focuses on the housing and lifestyle markets, and is among the market leaders in mobile device protection and related services; extended service contracts; vehicle protection products; pre-funded funeral insurance; renters insurance; and lender-placed homeowners insurance. With approximately $41 billion in assets as of December 31, 2018 and over $7 billion in 2018 revenue, Assurant has a market presence in 21 countries, while its Assurant Foundation works to support and improve communities. Learn more at assurant.com or on Twitter @AssurantNews.

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions, except per share amounts and closing stock price)	4Q	3Q	2Q	1Q	2018	2017	% Change
KEY FINANCIAL METRICS
Segment net earned premiums, fees and other income(1)	$2,171.4	$2,111.2	$1,691.6	$1,487.8	$7,462.0	$5,752.2	29.7%
Total segment revenues(1)	$2,339.2	$2,253.1	$1,812.0	$1,605.9	$8,010.2	$6,204.4	29.1%
Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6	(54.4)%
Net operating income(2)	$48.9	$67.4	$121.9	$107.2	$345.4	$220.0	57.0%
Net operating income, excluding reportable catastrophes(2)(3)	$144.5	$135.1	$120.9	$114.6	$515.1	$412.5	24.9%
Per share(4):
Net income attributable to common stockholders, per diluted share	$0.32	$0.76	$1.09	$1.96	$3.98	$9.39	(57.6)%
Net operating income per diluted share(2)	$0.77	$1.06	$2.13	$2.00	$5.80	$3.98	45.7%
Net operating income, excluding reportable catastrophes, per diluted share(2)(3)	$2.29	$2.12	$2.11	$2.14	$8.65	$7.46	16.0%
Return on Average Common Stockholders’ Equity (“ROE”)(4):
Annualized GAAP ROE	1.7%	3.9%	5.6%	10.0%	5.1%	12.4%	(730	)bps
Annualized operating ROE, excluding accumulated other comprehensive income (AOCI)(2)	3.9%	5.3%	10.8%	10.5%	7.5%	5.5%	200	bps
Annualized operating ROE, excluding AOCI and reportable catastrophes(2)(3)	11.5%	10.6%	10.7%	11.2%	11.2%	10.4%	80	bps
Debt to total capital ratio	28.2%	27.8%	27.4%	30.9%	28.2%	20.0%	820	bps
Debt to total capital ratio, excluding AOCI(2)	27.6%	27.4%	26.9%	31.1%	27.6%	20.9%	670	bps
Dividends from subsidiaries, net of capital infusions	$122.0	$139.0	$296.0	$182.0	$739.0	$374.0	97.6%
Share repurchases:
Shares repurchased	486,073	783,610	—	—	1,269,683	3,933,209	(67.7)%
Average repurchase price per share	$101.16	$106.13	$—	$—	$104.23	$99.04	5.2%
Total cost of share repurchase(5)	$49.1	$83.2	$—	$—	$132.3	$389.5	(66.0)%
Common stock dividends:
Dividend per share	$0.60	$0.56	$0.56	$0.56	$2.28	$2.15	6.0%
Total paid	$37.7	$35.5	$30.9	$29.7	$133.8	$119.0	12.4%
Yield(6)	2.68%	2.08%	2.16%	2.45%	2.55%	2.13%	42	bps
AIZ closing stock price (NYSE)	$89.44	$107.95	$103.49	$91.41	$89.44	$100.84	(11.3)%

(1)	Includes Global Housing, Global Lifestyle and Global Preneed.
(2)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(3)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include individual Insurance Services Office (“ISO”) events greater than $5 million (pre-tax).

(4)	Refer to page 2 for additional information on the shares used in the per share calculations and the average common stockholders’ equity used in the ROE calculations.
(5)	As of December 31, 2018, there was $761.2 million remaining under the total repurchase authorization.
(6)	Common stock dividend yield is calculated by annualizing the quarterly common stock dividend per share and dividing by the quarter’s closing stock price.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions, except per share amounts)	4Q	3Q	2Q	1Q	2018	2017	% Change
Book value per diluted share	$77.11	$78.92	$79.38	$78.92	$77.11	$79.96	(3.6)%
Book value per diluted share, excluding AOCI(1)	$79.45	$80.40	$81.44	$78.01	$79.45	$75.58	5.1%
Shares outstanding for book value per diluted share calculation(2)	66,295,852	66,133,967	66,927,254	56,888,191	66,295,852	53,411,540	24.1%
SHARE DATA:
Weighted average basic common shares outstanding	62,928,096	63,621,184	57,060,313	53,169,358	59,239,608	54,986,654	7.7%
Incremental common shares from:
Performance share units and employee stock purchase plan	304,389	179,163	204,095	308,418	305,916	324,378	(5.7)%
Mandatory convertible preferred stock(3)	—	—	—	711,722	—	—	N/A

Weighted average diluted common shares outstanding for net income attributable to common stockholders	63,232,485	63,800,347	57,264,408	54,189,498	59,545,524	55,311,032	7.7%
Less: pre-close dilution from mandatory convertible preferred stock(4)	—	—	—	(711,722)	—	—	N/A

Weighted average diluted common shares outstanding for net operating income	63,232,485	63,800,347	57,264,408	53,477,776	59,545,524	55,311,032	7.7%

Anti-dilutive incremental common shares from mandatory convertible preferred stock(3)	2,939,400	2,715,438	3,056,700	—	2,357,090	—	N/A
AVERAGE COMMON STOCKHOLDERS’ EQUITY:
Total common stockholders’ equity(5)	$4,835.6	$4,943.0	$5,036.1	$4,213.4	$4,835.6	$4,270.6	13.2%
Average common stockholders’ equity, including AOCI(5)	$4,889.3	$4,989.5	$4,462.1	$4,242.0	$4,634.4	$4,184.4	10.8%
Less: Average AOCI	126.5	117.8	43.1	(142.8)	(39.3)	(164.3)	76.1%
Less: Average Assurant Health runoff operations	—	—	(1.1)	(4.7)	(3.6)	(49.8)	92.8%

Average common stockholders’ equity, excl. AOCI and Assurant Health runoff operations(5)	$5,015.8	$5,107.3	$4,504.1	$4,094.5	$4,591.5	$3,970.3	15.6%

(1)	Refer to the Footnotes in Regulation G—Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(2)

Includes dilution for the mandatory convertible preferred stock for the periods outstanding, which is calculated based on the assumed conversion of the outstanding mandatory convertible preferred stock.

(3)

Dilution for the mandatory convertible preferred stock is calculated based on the assumed conversion of the outstanding mandatory convertible preferred stock, using the average closing stock price for the period the shares were outstanding. Net income attributable to common stockholders per diluted share excludes the effect of shares of potentially dilutive securities which were anti-dilutive for the period and, accordingly, the numerator has not been increased by the amount of the preferred stock dividends.

(4)

The pre-close impact of dilutive securities from the assumed conversion of the outstanding mandatory convertible preferred stock was excluded from the net operating income per diluted share calculation. For 2Q 2018 and Twelve Months 2018, 1,041,293 and 639,211 shares of pre-close potentially dilutive securities, respectively, were anti-dilutive for the period and not included in the net operating income per diluted share calculation.

(5)

Common stockholders’ equity excludes $276.4 million of preferred stock in 2018. In addition, 2Q 2018 and Twelve Months 2018 average common stockholders’ equity reflect the impact of the 10.4 million common shares issued in connection with the TWG acquisition for the period that they were outstanding.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders(1)

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions, net of tax)	4Q	3Q	2Q	1Q	2018	2017	% Change
Global Housing	$(12.4)	$19.4	$72.6	$71.2	$150.8	$97.4	54.8%
Global Lifestyle	97.9	75.9	68.1	55.8	297.7	178.0	67.2%
Global Preneed	16.4	16.8	14.7	9.8	57.7	39.6	45.7%
Corporate and other(1)	(27.5)	(19.0)	(17.5)	(20.0)	(84.0)	(62.8)	(33.8)%
Interest expense	(20.8)	(21.0)	(14.4)	(9.6)	(65.8)	(32.2)	(104.3)%
Preferred stock dividends	(4.7)	(4.7)	(1.6)	—	(11.0)	—	N/A

Net operating income(1)	48.9	67.4	121.9	107.2	345.4	220.0	57.0%

Adjustments, net of tax:
Assurant Health runoff operations	0.2	0.2	0.2	2.0	2.6	10.6	(75.5)%
Net realized (losses) gains on investments	(36.2)	(4.6)	(9.0)	0.4	(49.4)	19.6	(352.0)%
Amortization of deferred gains on disposal of businesses	8.4	10.0	11.9	14.6	44.9	67.5	(33.5)%
Impact of TCJA at enactment	—	(1.5)	—	—	(1.5)	177.0	(100.8)%
Net TWG acquisition related charges(2)	(5.9)	(8.0)	(32.5)	(20.5)	(66.9)	(8.1)	(725.9)%
Change in tax liabilities	—	—	—	—	—	27.1	(100.0)%
Loss on sale of Mortgage Solutions	0.5	2.0	(34.4)	—	(31.9)	—	N/A
Foreign exchange related (losses) gains	(0.2)	(18.3)	3.8	—	(14.7)	—	N/A
Other adjustments	4.6	1.1	0.3	2.3	8.3	5.9	40.7%

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6	(54.4)%

Segment net operating income(3)	$101.9	$112.1	$155.4	$136.8	$506.2	$315.0	60.7%
Segment net earned premiums, fees and other income(4)
Global Housing	$502.0	$521.6	$542.5	$523.1	$2,089.2	$2,175.0	(3.9)%
Global Lifestyle	1,621.1	1,541.5	1,102.2	918.5	5,183.3	3,396.2	52.6%
Global Preneed	48.3	48.1	46.9	46.2	189.5	181.0	4.7%

Total	$2,171.4	$2,111.2	$1,691.6	$1,487.8	$7,462.0	$5,752.2	29.7%

Segment net operating margin(5)	4.7%	5.3%	9.2%	9.2%	6.8%	5.5%	130	bps

(1)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(2)	Refer to page 10 for additional details about the components of net TWG acquisition related charges.
(3)

Includes net operating income (loss) of the Global Housing, Global Lifestyle and Global Preneed operating segments. Segment net operating income (loss) of the Global Housing, Global Lifestyle and Global Preneed operating segments is equal to GAAP segment net income.

(4)	Includes net earned premiums, fees and other income of the Global Housing, Global Lifestyle and Global Preneed operating segments.
(5)	Equals segment net operating income (loss) divided by segment net earned premiums, fees and other income.

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Revenues:
Net earned premiums	$1,840.1	$1,853.6	$1,338.3	$1,124.9	$6,156.9	$4,404.1	39.8%
Fees and other income	331.5	257.9	354.2	364.5	1,308.1	1,383.1	(5.4)%

Total net earned premiums, fees and other income	2,171.6	2,111.5	1,692.5	1,489.4	7,465.0	5,787.2	29.0%
Net investment income	180.8	151.8	135.6	130.2	598.4	493.8	21.2%
Net realized (losses) gains on investments	(46.1)	(5.7)	(11.4)	0.5	(62.7)	30.1	(308.3)%
Amortization of deferred gains on disposal of businesses	10.7	12.7	15.0	18.5	56.9	103.9	(45.2)%

	2,317.0	2,270.3	1,831.7	1,638.6	8,057.6	6,415.0	25.6%

Benefits, losses and expenses:
Policyholder benefits	756.5	680.9	490.6	414.6	2,342.6	1,870.6	25.2%
Selling, underwriting, general and administrative expenses	1,491.3	1,487.1	1,236.8	1,066.0	5,281.2	4,050.4	30.4%
Interest expense	26.3	26.5	26.0	21.5	100.3	49.5	102.6%

Total benefits, losses and expenses	2,274.1	2,194.5	1,753.4	1,502.1	7,724.1	5,970.5	29.4%

Income before provision (benefit) for income taxes	42.9	75.8	78.3	136.5	333.5	444.5	(25.0)%
Provision (benefit) for income taxes	16.3	22.8	11.3	30.5	80.9	(75.1)	207.7%

Net income	26.6	53.0	67.0	106.0	252.6	519.6	(51.4)%
Less: Net income attributable to non-controlling interests	(1.6)	—	—	—	(1.6)	—	N/A

Net income attributable to stockholders	25.0	53.0	67.0	106.0	251.0	519.6	(51.7)%
Less: Preferred stock dividends	(4.7)	(4.7)	(4.8)	—	(14.2)	—	N/A

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6	(54.4)%

Pre-tax income margin(1)	2.0%	3.6%	4.6%	9.2%	4.5%	7.7%	(320	)bps
Net income attibutable to common stockholders margin(2)	0.9%	2.3%	3.7%	7.1%	3.2%	9.0%	(580	)bps
Effective tax rate	38.0%	30.1%	14.4%	22.3%	24.3%	(16.9)%	4120	bps
Acquisition-related intangible asset amortization, after-tax	$10.4	$10.7	$11.7	$11.0	$43.8	$37.1	18.1%
Investment yield(3)	4.94%	4.21%	4.10%	4.24%	4.34%	4.23%	11	bps
Real estate joint venture partnerships income from sales and depreciation expense, pre-tax(3)	$14.3	$(2.7)	$(2.9)	$0.4	$9.1	$(1.2)	858.3%

(1)	Equals income before provision (benefit) for income taxes divided by total net earned premiums, fees and other income.
(2)	Equals net income attibutable to common stockholders divided by total net earned premiums, fees and other income.
(3)	Excludes investment income attributable to non-controlling interests.

Global Housing

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Revenues:
Net earned premiums	$457.1	$463.0	$449.7	$436.4	$1,806.2	$1,761.4	2.5%
Fees and other income	44.9	58.6	92.8	86.7	283.0	413.6	(31.6)%

Total net earned premiums, fees and other income	502.0	521.6	542.5	523.1	2,089.2	2,175.0	(3.9)%
Net investment income	27.6	17.1	15.9	20.2	80.8	75.6	6.9%

	529.6	538.7	558.4	543.3	2,170.0	2,250.6	(3.6)%

Benefits, losses and expenses:
Policyholder benefits	317.3	264.8	187.2	169.1	938.4	958.4	(2.1)%
Selling, underwriting, general and administrative expenses	227.5	249.9	279.7	284.5	1,041.6	1,147.9	(9.3)%

Total benefits, losses and expenses	544.8	514.7	466.9	453.6	1,980.0	2,106.3	(6.0)%

(Loss) income before (benefit) provision for income taxes	(15.2)	24.0	91.5	89.7	190.0	144.3	31.7%
(Benefit) provision for income taxes	(2.8)	4.6	18.9	18.5	39.2	46.9	(16.4)%

Net operating (loss) income	(12.4)	19.4	72.6	71.2	150.8	97.4	54.8%

Reportable catastrophes, after tax(1)	95.4	66.6	(1.0)	8.7	169.7	190.5	(10.9)%

Net operating income, excluding reportable catastrophes	$83.0	$86.0	$71.6	$79.9	$320.5	$287.9	11.3%

Pre-tax (loss) income margin(2)	(3.0)%	4.6%	16.9%	17.1%	9.1%	6.6%	250	bps
Net operating (loss) income margin(3)	(2.5)%	3.7%	13.4%	13.6%	7.2%	4.5%	270	bps
Effective tax rate	18.4%	19.2%	20.7%	20.6%	20.6%	32.5%	(1190	)bps
Net earned premiums, fees and other:
Lender-placed Insurance	$282.6	$288.9	$288.5	$289.7	$1,149.7	$1,224.9	(6.1)%
Multifamily Housing	105.2	103.4	100.3	97.2	406.1	366.3	10.9%
Mortgage Solutions	—	17.3	53.3	45.5	116.1	257.7	(54.9)%
Specialty and other (formerly, Manufactured Housing and Other)	114.2	112.0	100.4	90.7	417.3	326.1	28.0%

Total	$502.0	$521.6	$542.5	$523.1	$2,089.2	$2,175.0	(3.9)%

Gross earned premiums	$702.5	$696.3	$683.7	$666.6	$2,749.1	$2,731.7	0.6%
Gross written premiums	$698.2	$782.9	$725.7	$580.3	$2,787.1	$2,749.9	1.4%
Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$702.5	$696.3	$683.7	$666.6	$2,749.1	$2,731.7	0.6%
Ceded catastrophe reinsurance(4)	(42.7)	(30.6)	(29.5)	(30.9)	(133.7)	(145.5)	8.1%
Ceded to U.S. Government	(128.9)	(129.7)	(131.8)	(126.3)	(516.7)	(505.9)	(2.1)%
Ceded to clients	(73.8)	(73.0)	(72.7)	(73.0)	(292.5)	(318.9)	8.3%

Net earned premiums	$457.1	$463.0	$449.7	$436.4	$1,806.2	$1,761.4	2.5%

Acquisition-related intangible asset amortization, after-tax	$2.9	$3.8	$5.8	$6.4	$18.9	$19.4	(2.6)%
Real estate joint venture partnerships income from sales and depreciation expense, pre-tax	$2.3	$(0.9)	$(0.9)	$1.5	$2.0	$3.4	(41.2)%
Key Metrics:
Global Housing loss ratio(5)	69.4%	57.2%	41.6%	38.7%	52.0%	54.4%	(250	)bps
Global Housing expense ratio(6)	45.3%	47.9%	51.6%	54.4%	49.9%	52.8%	(290	)bps
Global Housing combined ratio(7)	108.5%	98.7%	86.1%	86.7%	94.8%	96.8%	(210	)bps
Global Housing annualized ROE(8)	(3.3)%	5.0%	18.7%	18.4%	9.9%	6.6%	330	bps
Investment yield	5.08%	3.22%	3.20%	3.98%	3.87%	3.61%	26	bps

(1)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include ISO events greater than $5 million (pre-tax).

(2)	Equals (loss) income before (benefit) provision for income taxes divided by total net earned premiums, fees and other income.
(3)	Equals net operating income divided by total net earned premiums, fees and other income.
(4)	All periods reflect catastrophe reinsurance premiums. 4Q 2018 includes $7.9 million ($6.2 million after-tax) increase in 2018 reinsurance premiums to align with full-year catastrophe exposure.
(5)	Equals policyholder benefits divided by net earned premiums.
(6)	Equals selling, underwriting, general and administrative expenses divided by net earned premiums, fees and other income.
(7)

Equals total benefits, losses and expenses, divided by net earned premiums, fees and other income. Income from processing NFIP claims is reported as a reduction in expenses and is included in the combined ratio.

(8)	Equals Global Housing net operating income (including reportable catastrophes) divided by average stockholders’ equity.

Global Housing (continued)

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Renters policies (in millions)(1)	2.014	1.981	1.882	1.821	2.014	1.773	13.6%
Lender-placed Insurance:
Loans tracked (in millions)	34.9	35.1	35.4	35.5	34.9	35.5	(1.7)%
Average placement rates(2)	1.63%	1.67%	1.70%	1.74%	1.63%	1.78%	(15	)bps
Average insured value (AIV) (in thousands):	$183	$182	$180	$178	$183	$177	3.4%
% Spread of exposure(3)
Region Name
Middle U.S. states	13.4%	13.6%	13.8%	13.8%	13.4%	13.9%	(50	)bps
Northeastern coastal exposure	18.3%	18.7%	19.5%	19.9%	18.3%	20.3%	(200	)bps
Northern inland exposure	7.9%	8.4%	8.2%	8.5%	7.9%	8.7%	(80	)bps
Southern inland exposure	13.6%	13.3%	13.4%	13.3%	13.6%	13.0%	60	bps
Southern and HI coastal exposure	25.0%	24.6%	23.7%	23.0%	25.0%	22.7%	230	bps
Western U.S. states	21.8%	21.4%	21.4%	21.5%	21.8%	21.4%	40	bps

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Renters policies account for the total number of policies related to all liability, personal property and other supplemental coverages.
(2)	Does not include real estate owned policies.
(3)	Geographical spread of exposure is based on the Company’s assessment of total insured value for all of Global Housing.

Global Lifestyle

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Revenues:
Net earned premiums	$1,367.9	$1,376.0	$874.3	$673.6	$4,291.8	$2,576.5	66.6%
Fees and other income	253.2	165.5	227.9	244.9	891.5	819.7	8.8%

Total net earned premiums, fees and other income(1)	1,621.1	1,541.5	1,102.2	918.5	5,183.3	3,396.2	52.6%
Net investment income	66.0	54.7	36.6	32.1	189.4	114.6	65.3%

	1,687.1	1,596.2	1,138.8	950.6	5,372.7	3,510.8	53.0%

Benefits, losses and expenses:
Policyholder benefits	372.5	352.2	239.3	181.6	1,145.6	700.4	63.6%
Selling, underwriting, general and administrative expenses	1,182.6	1,144.5	815.2	696.1	3,838.4	2,564.1	49.7%

Total benefits, losses and expenses	1,555.1	1,496.7	1,054.5	877.7	4,984.0	3,264.5	52.7%

Income before provision for income taxes	132.0	99.5	84.3	72.9	388.7	246.3	57.8%
Provision for income taxes(2)	34.1	23.6	16.2	17.1	91.0	68.3	33.2%

Net operating income(1)(3)	$97.9	$75.9	$68.1	$55.8	$297.7	$178.0	67.2%

Pre-tax income margin(4)	8.1%	6.5%	7.6%	7.9%	7.5%	7.3%	20	bps
Net operating income margin(5)	6.0%	4.9%	6.2%	6.1%	5.7%	5.2%	50	bps
Effective tax rate(2)	25.8%	23.7%	19.2%	23.5%	23.4%	27.7%	(430	)bps
Acquisition-related intangible asset amortization, after-tax	$7.5	$6.9	$5.9	$4.6	$24.9	$17.7	40.7%
Real estate joint venture partnerships income from sales and depreciation expense, pre-tax	$5.9	$(2.1)	$(1.4)	$0.2	$2.6	$—	N/A
Key Metrics:
Global Covered Mobile Devices (in millions)(6)	46.1	44.1	43.5	37.6	46.1	36.4	26.6%
Global Protected Vehicles (in millions)(7)	47.9	47.2	46.5	15.0	47.9	14.7	225.9%
Global Lifestyle annualized ROE(8)	9.6%	7.4%	10.4%	11.5%	9.2%	10.0%	(80	)bps
Investment yield	4.55%	3.80%	3.70%	4.06%	3.93%	3.82%	11	bps

(1)

4Q 2018, 3Q 2018 and 2Q 2018 include $645.1 million, $625.9 million and $202.6 million of net earned premium, fees and other income, as well as $44.7 million, $29.9 million and $9.4 million of net operating income from TWG, respectively.

(2)	2Q 2018 and Twelve Months 2017 include $3.9 million and $9.6 million, respectively, of net tax benefits.
(3)

4Q 2018, 3Q 2018, 1Q 2018 and Twelve Months 2017 include reportable catastrophes which represent catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include individual ISO events greater than $5 million (pre-tax). NOI excluding the impact of reportable catastrophes was $98.1 million, $77.0 million, $54.5 million and $180.0 million for 4Q 2018, 3Q 2018, 1Q 2018 and Twelve Months 2017, respectively.

(4)	Equals income before provision (benefit) for income taxes divided by total net earned premiums, fees and other income.
(5)	Equals net operating income divided by total net earned premiums, fees and other income.
(6)	Global Covered Mobile Devices includes insurance and upgrade contracts inforce for mobile phones, tablets, e-readers and accessories.
(7)	Global Protected Vehicles includes insurance and service contracts inforce for vehicles, RVs, powersports and ancillary products.
(8)

Global Lifestyle annualized ROE equals Global Lifestyle net operating income divided by average stockholders’ equity. 2Q 2018 and Twelve Months 2018 average stockholders’ equity reflect the TWG related equity from the acquisition date of May 31, 2018.

Global Lifestyle (continued)

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Net written premiums:
Connected Living	$701.9	$574.7	$435.6	$347.9	$2,060.1	$1,431.5	43.9%
Global Automotive	698.2	890.4	493.6	245.3	2,327.5	1,003.4	132.0%
Global Financial Services and Other	109.7	135.6	100.4	85.5	431.2	426.2	1.2%

Total	$1,509.8	$1,600.7	$1,029.6	$678.7	$4,818.8	$2,861.1	68.4%

Net earned premiums, fees and other income:
Connected Living	$833.9	$735.3	$629.3	$602.1	$2,800.6	$2,156.0	29.9%
Global Automotive	665.9	679.6	361.2	202.5	1,909.2	782.8	143.9%
Global Financial Services and Other	121.3	126.6	111.7	113.9	473.5	457.4	3.5%

Total	$1,621.1	$1,541.5	$1,102.2	$918.5	$5,183.3	$3,396.2	52.6%

Net operating income:
Connected Living	$45.4	$29.9	$34.0	$38.1	$147.4	$85.9	71.6%
Global Automotive	46.8	36.0	24.6	7.9	115.3	44.3	160.3%
Global Financial Services and Other	5.7	10.0	9.5	9.8	35.0	47.8	(26.8)%

Total	$97.9	$75.9	$68.1	$55.8	$297.7	$178.0	67.2%

Foreign currency translation (FX) impact(1):
Net earned premiums, fees and other income:
Including FX impact	77.4%	83.1%	31.8%	14.1%	52.6%	(8.4)%	6100	bps
FX impact	(3.6)%	(3.4)%	(0.6)%	0.9%	(1.8)%	(0.3)%	(150	)bps

Excluding FX impact	81.1%	86.5%	32.4%	13.3%	54.4%	(8.1)%	6240	bps
Net operating income:
Including FX impact	128.7%	78.2%	69.4%	6.4%	67.3%	15.3%	5200	bps
FX impact	(7.8)%	(6.4)%	(2.7)%	(1.6)%	(4.4)%	(0.2)%	(430	)bps

Excluding FX impact	136.5%	84.5%	72.1%	8.0%	71.7%	15.4%	5630	bps
Net earned premiums, fees and other income:
Domestic	$1,146.4	$1,098.8	$736.2	$579.5	$3,560.9	$2,159.8	64.9%
International	474.7	442.7	366.0	339.0	1,622.4	1,236.4	31.2%

Total	$1,621.1	$1,541.5	$1,102.2	$918.5	$5,183.3	$3,396.2	52.6%

(1)

Represents the FX impact on the percentage change in segment net earned premiums and segment net operating income that is attributed to changes in weighted average foreign currency exchange rates used in the translation of the income statement. Excludes the impact of foreign exchange transaction gains (losses) associated with the remeasurement of non-functional currencies.

Global Preneed

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Revenues:
Net earned premiums	$15.0	$14.6	$14.2	$14.6	$58.4	$59.5	(1.8)%
Fees and other income:
Change in value of CPI Caps(1)	—	(0.1)	—	—	(0.1)	(0.1)	0.0%
Other	33.3	33.6	32.7	31.6	131.2	121.6	7.9%

Total fees and other income	33.3	33.5	32.7	31.6	131.1	121.5	7.9%

Total net earned premiums, fees and other income	48.3	48.1	46.9	46.2	189.5	181.0	4.7%
Net investment income	74.2	70.1	67.9	65.8	278.0	262.0	6.1%

	122.5	118.2	114.8	112.0	467.5	443.0	5.5%

Benefits, losses and expenses:
Policyholder benefits	67.1	64.5	65.0	66.7	263.3	259.1	1.6%
Selling, underwriting, general and administrative expenses	34.6	32.3	31.0	32.7	130.6	124.9	4.6%

Total benefits, losses and expenses	101.7	96.8	96.0	99.4	393.9	384.0	2.6%

Income before provision for income taxes	20.8	21.4	18.8	12.6	73.6	59.0	24.7%
Provision for income taxes	4.4	4.6	4.1	2.8	15.9	19.4	(18.0)%

Net operating income	$16.4	$16.8	$14.7	$9.8	$57.7	$39.6	45.7%

Pre-tax income margin(2)	43.1%	44.5%	40.1%	27.3%	38.8%	32.6%	620	bps
Net operating income margin(3)	34.0%	34.9%	31.3%	21.2%	30.4%	21.9%	850	bps
Effective tax rate	21.2%	21.5%	21.8%	22.2%	21.6%	32.9%	(1130	)bps
CPI Cap value	$0.1	$0.1	$0.2	$0.2	$0.1	$0.2	(50.0)%
Foreign currency translation (FX) impact(4):
Net earned premiums, fees and other income:
Including FX impact	5.2%	7.8%	1.2%	4.7%	4.7%	5.7%	(100	)bps
FX impact	(0.9)%	(0.9)%	1.1%	1.1%	0.1%	0.4%	(30	)bps

Excluding FX impact	6.1%	8.7%	0.1%	3.6%	4.6%	5.3%	(70	)bps
Net operating income:
Including FX impact	256.5%	36.6%	14.6%	(0.4)%	45.7%	(6.4)%	5210	bps
FX impact	(0.9)%	(0.9)%	1.3%	1.2%	0.4%	0.2%	20	bps

Excluding FX impact	257.4%	37.5%	13.3%	(1.6)%	45.3%	(6.6)%	5190	bps
Net earned premiums, fees and other income:
Domestic	$37.4	$37.4	$36.5	$35.8	$147.1	$139.1	5.8%
International	10.9	10.7	10.4	10.4	42.4	41.9	1.2%

Total	$48.3	$48.1	$46.9	$46.2	$189.5	$181.0	4.7%

Real estate joint venture partnerships income from sales and depreciation expense, pre-tax	$4.3	$(0.5)	$(0.6)	$(1.3)	$1.9	$(2.7)	170.4%
Key Metrics:
Global Preneed annualized ROE(5)	15.2%	15.4%	13.6%	9.3%	13.6%	9.1%	450	bps
Face sales	$228.5	$249.1	$257.0	$224.1	$958.7	$915.9	4.7%
Investment yield	5.37%	5.11%	5.02%	4.89%	5.10%	4.94%	16	bps
Preneed average invested assets	$5,527.6	$5,490.7	$5,411.6	$5,380.0	$5,450.4	$5,302.7	2.8%

(1)

The Company utilizes derivative instruments, Consumer Price Index Caps (“CPI Caps”), in managing the pre-funded funeral business exposure to inflation risk on certain policies. The CPI Caps do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the accumulated gain or loss is recognized in the statement of operations in fees and other income.

(2)	Equals income before provision for income taxes divided by total net earned premiums, fees and other income.
(3)	Equals net operating income divided by total net earned premiums, fees and other income.
(4)

Represents the FX impact on the percentage change in net earned premiums and net operating income that is attributed to changes in weighted average foreign currency exchange rates used in the translation of the income statement. Excludes the impact of foreign exchange transaction gains (losses) associated with the remeasurement of non-functional currencies.

(5)	Equals Global Preneed net operating income divided by average stockholders’ equity.

Total Corporate and Other

Condensed Statements of Operations and Selected Data

(Unaudited)

	2018				Twelve Months		12M18-12M17
($ in millions)	4Q	3Q	2Q	1Q	2018	2017	% Change
Revenues:
Net earned premiums	$0.1	$—	$0.1	$0.3	0.5	$6.7	(92.5)%
Fees and other income	0.1	0.3	0.8	1.3	2.5	28.3	(91.2)%
Net investment income	13.0	9.9	15.2	12.1	50.2	41.6	20.7%
Net realized (losses) gains on investments	(46.1)	(5.7)	(11.4)	0.5	(62.7)	30.1	(308.3)%
Amortization of deferred gains on disposal of businesses	10.7	12.7	15.0	18.5	56.9	103.9	(45.2)%

	(22.2)	17.2	19.7	32.7	47.4	210.6	(77.5)%

Benefits, losses and expenses:
Policyholder benefits	(0.4)	(0.6)	(0.9)	(2.8)	(4.7)	(47.3)	90.1%
Selling, underwriting, general and administrative expenses	46.6	60.4	110.9	52.7	270.6	213.5	26.7%
Interest expense	26.3	26.5	26.0	21.5	100.3	49.5	102.6%

Total benefits, losses and expenses	72.5	86.3	136.0	71.4	366.2	215.7	69.8%

(Loss) income before (benefit) provision for income taxes	(94.7)	(69.1)	(116.3)	(38.7)	(318.8)	(5.1)	(6151.0)%
(Benefit) provision for income taxes	(19.4)	(10.0)	(27.9)	(7.9)	(65.2)	(209.7)	68.9%

Net (loss) income	(75.3)	(59.1)	(88.4)	(30.8)	(253.6)	204.6	(223.9)%
Less: Net income (loss) attributable to non-controlling interests	(1.6)	—	—	—	(1.6)	—	N/A
Net (loss) income attributable to stockholders	(76.9)	(59.1)	(88.4)	(30.8)	(255.2)	204.6	(223.9)%
Less: Preferred stock dividends	(4.7)	(4.7)	(4.8)	—	(14.2)	—	N/A

Net (loss) income attributable to common stockholders	$(81.6)	$(63.8)	$(93.2)	$(30.8)	$(269.4)	$204.6	(231.7)%

Corporate and Other Net Operating Loss Reconciliation(1)
Total Corporate and Other net (loss) income attibutable to common stockholders	$(81.6)	$(63.8)	$(93.2)	$(30.8)	$(269.4)	$204.6	(231.7)%
Adjustments, net of tax:
Assurant Health runoff operations	(0.2)	(0.2)	(0.2)	(2.0)	(2.6)	(10.6)	75.5%
Amortization of deferred gains on disposal of businesses	(8.4)	(10.0)	(11.9)	(14.6)	(44.9)	(67.5)	33.5%
Impact of TCJA at enactment	—	1.5	—	—	1.5	(177.0)	100.8%
Net TWG acquisition related charges(2)	5.9	8.0	32.5	20.5	66.9	8.1	725.9%
Change in tax liabilities	—	—	—	—	—	(27.1)	100.0%
Interest expense	20.8	21.0	14.4	9.6	65.8	32.2	104.3%
Net realized losses (gains) on investments	36.2	4.6	9.0	(0.4)	49.4	(19.6)	352.0%
Loss on sale of Mortgage Solutions	(0.5)	(2.0)	34.4	—	31.9	—	N/A
Foreign exchange related (losses) gains	0.2	18.3	(3.8)	—	14.7	—	N/A
Other adjustments(3)	(4.6)	(1.1)	(0.3)	(2.3)	(8.3)	(5.9)	(40.7)%
Preferred stock dividends(4)	4.7	4.7	1.6	—	11.0	—	N/A

Corporate and other net operating loss	$(27.5)	$(19.0)	$(17.5)	$(20.0)	$(84.0)	$(62.8)	(33.8)%

(1)	See Footnote (7) in Regulation G—Non GAAP Financial Measures.
(2)	Additional details about the components of net TWG acquisition related charges are included in the table below:

	Inception To Date	Twelve Months	2018				2017
($ in millions)		2018	4Q	3Q	2Q	1Q	4Q	3Q
Transaction expenses	$39.9	$30.6	$0.4	$0.2	$24.8	$5.2	$5.6	$3.7
Financing expenses	12.3	9.8	—	0.3	0.3	9.2	2.5	—
Integration expenses	30.5	29.8	6.9	10.1	10.5	2.3	0.7	—
Pre-close investment income	(2.4)	(2.4)	—	—	(2.4)	—	—	—
Pre-close interest expense	17.1	17.1	—	—	7.8	9.3	—	—

Total expenses, pre-tax	97.4	84.9	7.3	10.6	41.0	26.0	8.8	3.7
Tax on expenses	(19.9)	(15.5)	(1.4)	(2.6)	(6.0)	(5.5)	(3.1)	(1.3)

Total expenses, after-tax	77.5	69.4	5.9	8.0	35.0	20.5	5.7	2.4
Pre-close preferred dividends	3.2	3.2	—	—	3.2	—	—	—
Tax credit	(5.7)	(5.7)	—	—	(5.7)	—	—	—

Total net TWG acquisition related charges	$75.0	$66.9	$5.9	$8.0	$32.5	$20.5	$5.7	$2.4

(3)	Refer to the Regulation G—Non GAAP Financial Measures for a list of Other adjustments.
(4)

Twelve Months 2018 and 2Q 2018 net operating income exclude $3.2 million of the preferred stock dividends related to the period prior to the acquisition of The Warranty Group and is included below in the net TWG acquisition related charges.

Assurant, Inc.

Segment Condensed Balance Sheets

(Unaudited)

	As of December 31, 2018
($ in millions)	Global Housing	Global Lifestyle	Global Preneed	Total Corporate and Other(1)	Consolidated
Assets
Investments and cash and cash equivalents	$2,139.0	$5,844.0	$5,510.4	$1,164.5	$14,657.9
Reinsurance recoverables(2)	711.1	3,888.9	74.6	4,491.4	9,166.0
Deferred acquisition costs	128.6	4,075.1	1,051.9	(152.6)	5,103.0
Goodwill	379.5	1,804.7	137.6	—	2,321.8
Value of business acquired	—	3,140.8	17.0	—	3,157.8
Assets held in separate accounts	—	—	154.1	1,455.6	1,609.7
Other assets	591.7	2,501.0	29.6	265.4	3,387.7
Assets of consolidated investment entities	—	—	—	1,685.4	1,685.4

Total assets	$3,949.9	$21,254.5	$6,975.2	$8,909.7	$41,089.3

Liabilities
Policyholder benefits and claims payable(2)	$651.3	$822.0	$5,971.3	$4,610.0	$12,054.6
Unearned premiums	1,472.5	13,819.9	437.3	(81.7)	15,648.0
Debt	—	—	—	2,006.0	2,006.0
Liabilities related to separate accounts	—	—	154.1	1,455.6	1,609.7
Deferred gain on disposal of businesses	—	—	—	53.1	53.1
Accounts payable and other liabilities	320.8	2,539.4	(11.2)	279.9	3,128.9
Liabilities of consolidated investment entities	—	—	—	1,455.1	1,455.1

Total liabilities	2,444.6	17,181.3	6,551.5	9,778.0	35,955.4

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,505.3	4,073.2	423.7	(734.8)	5,267.4
Accumulated other comprehensive income	—	—	—	(155.4)	(155.4)

Total Assurant, Inc. stockholders’ equity	1,505.3	4,073.2	423.7	(890.2)	5,112.0

Non-controlling interest	—	—	—	21.9	21.9
Total equity	1,505.3	4,073.2	423.7	(868.3)	5,133.9

Total liabilities and equity	$3,949.9	$21,254.5	$6,975.2	$8,909.7	$41,089.3

	As of December 31, 2017
($ in millions)	Global Housing	Global Lifestyle	Global Preneed	Total Corporate and Other(1)	Consolidated
Assets
Investments and cash and cash equivalents	$2,109.6	$3,186.3	$5,373.4	$1,881.0	$12,550.3
Reinsurance recoverables(2)	1,450.3	1,668.0	77.6	6,594.3	9,790.2
Deferred acquisition costs	114.4	2,843.7	949.9	(423.5)	3,484.5
Goodwill	386.7	392.8	138.2	—	917.7
Value of business acquired	—	0.7	23.7	—	24.4
Assets held in separate accounts	—	—	181.5	1,655.6	1,837.1
Other assets	748.6	1,406.1	82.8	254.8	2,492.3
Assets of consolidated investment entities	—	—	—	746.5	746.5

Total assets	$4,809.6	$9,497.6	$6,827.1	$10,708.7	$31,843.0

Liabilities
Policyholder benefits and claims payable(2)	$1,258.8	$405.0	$5,807.0	$6,708.8	$14,179.6
Unearned premiums	1,434.9	5,518.8	380.6	(295.7)	7,038.6
Debt	—	—	—	1,068.2	1,068.2
Liabilities related to separate accounts	—	—	181.5	1,655.6	1,837.1
Deferred gain on disposal of businesses	—	—	—	128.1	128.1
Accounts payable and other liabilities	579.0	1,606.5	30.4	520.6	2,736.5
Liabilities of consolidated investment entities	—	—	—	573.4	573.4

Total liabilities	3,272.7	7,530.3	6,399.5	10,359.0	27,561.5

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,536.9	1,967.3	427.6	104.8	4,036.6
Accumulated other comprehensive income	—	—	—	234.0	234.0

Total Assurant, Inc. stockholders’ equity(3)	1,536.9	1,967.3	427.6	338.8	4,270.6

Non-controlling interest	—	—	—	10.9	10.9

Total equity	1,536.9	1,967.3	427.6	349.7	4,281.5

Total liabilities and equity	$4,809.6	$9,497.6	$6,827.1	$10,708.7	$31,843.0

(1)

Total Corporate and Other includes all accumulated other comprehensive income, reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance. Additionally, the Total Corporate and Other segment includes amounts related to the Assurant Health business, which is in runoff.

(2)

Global Housing’s reinsurance recoverables and policyholder benefits and claims payable as of December 31, 2018 and 2017 include $120 million and $555 million, respectively, of balances ceded to the U.S. government. Assurant acts as an administrator for the U.S. government under the voluntary National Flood Insurance Program. For Total Corporate and Other, the decrease in these balances was due to the sale of Time Insurance Company.

(3)	The Equity, excluding accumulated other comprehensive income, as of December 31, 2017 includes the $177 million benefit from the Tax Cuts and Jobs Act allocated to the respective impacted segments.

Assurant, Inc.

Investments

(Unaudited)

	As of December 31,		As of December 31,
($ in millions)	2018		2017
Investments by type
Fixed maturity securities available for sale, at fair value	$11,257.1	76.8%	$9,662.6	77.0%
Equity securities, at fair value
Preferred stock	308.3	2.1%	350.3	2.8%
Common stock	15.3	0.1%	17.7	0.1%
Mutual Funds	55.2	0.4%
Commercial mortgage whole loans on real estate, at amortized cost	759.6	5.2%	670.2	5.4%
Short-term investments	373.2	2.5%	284.1	2.3%
Other investments(1)	635.2	4.3%	568.6	4.5%

Total investments	13,403.9	91.4%	11,553.5	92.1%
Cash and cash equivalents	1,254.0	8.6%	996.8	7.9%

Total investments and cash and cash equivalents	$14,657.9	100.0%	$12,550.3	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$7,329.8	65.1%	$6,155.4	63.7%
Baa	3,322.7	29.5%	2,982.5	30.9%
Ba	447.9	4.0%	400.8	4.1%
B and lower	156.7	1.4%	123.9	1.3%

Total	$11,257.1	100.0%	$9,662.6	100.0%

(1)	Excludes the Company’s direct investments in consolidated investment entities of $207.7 million and $161.9 million as of December 31, 2018 and 2017, which were included in the assets of consolidated investment entities in the consolidated balance sheets. Refer to Note 8 to the Consolidated Financial Statements in the 2018 Form 10-K for further detail.

Assurant, Inc.

Investments (continued)

(Unaudited)

	As of December 31, 2018				As of December 31, 2017
($ in millions)	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$381.4	$384.6	3.4%	$3.2	$180.6	$182.6	1.9%	$2.0
States, municipalities and political subdivisions	238.9	256.2	2.3%	17.3	302.3	326.2	3.4%	23.9
Foreign governments	856.3	912.1	8.1%	55.8	524.8	596.8	6.2%	72.0
Corporate(1):
Canadian municipals	89.6	98.8	0.9%	9.2	96.1	110.6	1.1%	14.5
Consumer cyclical	638.4	670.2	6.0%	31.8	558.7	632.9	6.5%	74.2
Consumer non-cyclical	438.1	461.9	4.1%	23.8	485.7	544.7	5.6%	59.0
Energy	683.2	708.5	6.3%	25.3	599.2	671.3	6.9%	72.1
Financials	2,247.3	2,340.5	20.8%	93.2	1,835.2	2,030.9	21.0%	195.7
Health care	462.6	476.0	4.2%	13.4	371.2	405.4	4.2%	34.2
Industrials	921.3	969.6	8.6%	48.3	791.2	904.2	9.4%	113.0
Materials	283.9	285.1	2.5%	1.2	190.7	207.9	2.2%	17.2
Other	25.8	25.4	0.2%	(0.4)
Technology	323.8	327.2	2.9%	3.4	314.4	333.1	3.4%	18.7
Telecommunications	281.8	304.1	2.7%	22.3	293.3	338.3	3.5%	45.0
Utilities	969.8	1,046.9	9.3%	77.1	901.9	1,040.0	10.8%	138.1
Asset-backed securities	513.6	504.5	4.5%	(9.1)	188.4	190.2	2.0%	1.8
Commercial mortgage-backed securities	79.1	79.7	0.7%	0.6	38.6	38.1	0.4%	(0.5)
Residential mortgage-backed securities (RMBS):	1,399.1	1,405.8	12.5%	6.7	1,084.2	1,109.4	11.5%	25.2

Total fixed maturity securities	$10,834.0	$11,257.1	100.0%	$423.1	$8,756.5	$9,662.6	100.0%	$906.1

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	Quarter Ended December 31			Quarter Ended December 31
	2018			2017
($ in millions)	Yield(1)	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	4.37%	$117.6	$(25.0)	4.57%	$100.9	$5.2
Equity securities	6.64%	5.9	(19.6)	6.48%	5.4	0.9
Commercial mortgage loans on real estate	4.53%	8.6	0.6	4.67%	7.7	1.3
Cash and short-term investments	3.19%	14.1	—	2.24%	7.1	—
Other investments(2)	21.12%	41.0	(2.1)	2.09%	3.3	(2.4)

Total		187.2	$(46.1)		124.4	$5.0

Investment expenses		(6.4)			(5.5)

Net investment income		$180.8			$118.9

Gross realized gains			$10.8			$13.1
Gross realized losses			(56.8)			(8.1)
Other-than-temporary impairments			(0.1)			—

Net realized (losses) gains on investments			$(46.1)			$5.0

	Twelve Months Ended December 31			Twelve Months Ended December 31
	2018			2017
	Yield(1)	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	4.46%	$451.6	$(42.9)	4.68%	$411.8	$21.6
Equity securities	6.38%	21.5	(31.8)	6.42%	22.8	7.7
Commercial mortgage loans on real estate	4.65%	33.4	0.6	4.97%	31.5	1.3
Cash and short-term investments	2.78%	47.7	0.1	1.93%	23.0	—
Other investments(2)	9.35%	67.5	11.3	3.88%	26.6	(0.5)

Total		621.7	$(62.7)		515.7	$30.1

Investment expenses		(23.3)			(21.9)

Net investment income		$598.4			$493.8

Gross realized gains			$66.5			$53.6
Gross realized losses			(128.6)			(22.6)
Other-than-temporary impairments			(0.6)			(0.9)

Net realized (losses) gains on investments			$(62.7)			$30.1

(1)	Yield calculation utilitzed an annualized, weighted average approach due to the acquisition of TWG on May 31, 2018.
(2)

Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, invested assets associated with deferred compensation, policy loans and the Company’s direct investments in consolidated investment entities (“CIEs”). The net revenues and expenses of the CIEs attributed to third-party investors has been excluded.

Assurant, Inc.

Summary of Net Operating Income (Loss)(1) Disclosed Items(2)

Income / (Expense) Items

(Unaudited)

		2018								2017
($ in millions, after-tax)		4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
		$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Global Housing:
Reportable catastrophes(3)	(a)(c)(e)	(95.4)	(1.51)	(66.6)	(1.04)	1.0	0.02	(8.7)	(0.16)	(3.1)	(0.06)	(186.8)	(3.43)	—	—	(0.6)	(0.01)
Catastrophe reinsurance premiums(4)	(e)	(6.2)	(0.10)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Global Lifestyle:
Client recoverables	(d)	9.3	0.15	—	—	—	—	—	—	5.0	0.09	—	—	—	—	7.5	0.13
Benefit/provision for income taxes	(b)	—	—	—	—	3.9	0.07	—	—	—	—	9.6	0.18	—	—	—	—
Reportable catastrophes(3)	(a)(c)(e)	(0.2)	—	(1.1)	(0.02)	—	—	1.3	0.02	3.0	0.06	(5.0)	(0.09)	—	—	—	—
Global Preneed:
Software impairment	(c)	—	—	—	—	—	—	—	—	(5.0)	(0.09)	—	—	—	—	—	—
Corporate:
Workforce reduction	(c)	—	—	—	—	—	—	—	—	(4.6)	(0.08)	—	—	—	—	—	—

Statement of Operations line impact:

(a)	Policyholder benefits
(b)	Provision (benefit) for income taxes
(c)	Selling, underwriting, general and administrative expenses
(d)	Fees and other income
(e)	Net earned premiums, for 4Q 2018, 3Q 2018, 2Q 2018, 1Q 2018, 4Q 2017 and 3Q 2017
(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures.
(2)

The table presents items that have been disclosed because, although they are part of the operations of the Company, they are unusual or highly variable and had a significant impact on net operating income for one or more quarters. These items generally consist of reportable catastrophes and other unusual or highly variable items.

(3)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include individual ISO events greater than $5 million (pre-tax).

(4)	Represents an increase in 2018 reinsurance premiums to align with full-year catastrophe exposure.

Assurant, Inc.

Ratings Summary*

(Unaudited)

As of December 31, 2018
	A.M. Best	Moody’s	Standard & Poor’s
Company
American Bankers Insurance Company of Florida	A	A3	A
American Bankers Life Assurance Company of Florida	A-	Baa1	A
American Memorial Life Insurance Company	A-	N/A	A
American Security Insurance Company	A	A3	A
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
London General Insurance Company Ltd	A	N/A	N/A
Reliable Lloyds Insurance Company	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Union Security Insurance Company(1)	A-	Baa1	A
Union Security Life Insurance Company of New York(1)	A-	N/A	N/A
Virginia Surety Insurance Company	A	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A
Commercial Paper	AMB-1	P-3	A-2
Senior Debt	bbb+	Baa3	BBB
Subordinated Debt	bbb	Ba1	BB+

*	Additional information on Assurant’s ratings is available in the Investor Relations section on Assurant’s website www.assurant.com.
(1)	A.M. Best ratings of Union Security Insurance Company and Union Security Life Insurance Company of New York currently have negative outlooks.

Regulation G - Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Net Operating Income: Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income attributable to common stockholders excluding Assurant Health runoff operations, net realized (losses) gains on investments, amortization of deferred gains (including Assurant Employee Benefits), net charges relating to the acquisition of The Warranty Group (TWG), foreign exchange gains (losses) from remeasurement of monetary assets and liabilities, loss on sale of Mortgage Solutions and other highly variable or unusual items. Additionally, the calculation for Twelve Months 2017 excludes a one-time estimated benefit related to the enactment of the Tax Cuts and Jobs Act (TCJA) which was signed into law on December 22, 2017. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business because the excluded items do not represent the ongoing operations of the Company. The comparable GAAP measure is net income attributable to common stockholders.

	2018				Twelve Months Ended December 31,
($ in millions)	4Q	3Q	2Q	1Q	2018	2017
Global Housing	$(12.4)	$19.4	$72.6	$71.2	$150.8	$97.4
Global Lifestyle	97.9	75.9	68.1	55.8	297.7	178.0
Global Preneed	16.4	16.8	14.7	9.8	57.7	39.6
Corporate and other	(27.5)	(19.0)	(17.5)	(20.0)	(84.0)	(62.8)
Interest expense	(20.8)	(21.0)	(14.4)	(9.6)	(65.8)	(32.2)
Preferred stock dividends(1)	(4.7)	(4.7)	(1.6)	—	(11.0)	—

Net operating income	48.9	67.4	121.9	107.2	345.4	220.0

Adjustments, net of tax:
Assurant Health runoff operations	0.2	0.2	0.2	2.0	2.6	10.6
Net realized (losses) gains on investments	(36.2)	(4.6)	(9.0)	0.4	(49.4)	19.6
Amortization of deferred gains on disposal of businesses	8.4	10.0	11.9	14.6	44.9	67.5
Impact of TCJA at enactment	—	(1.5)	—	—	(1.5)	177.0
Net TWG acquisition related charges(2)	(5.9)	(8.0)	(32.5)	(20.5)	(66.9)	(8.1)
Change in tax liabilities	—	—	—	—	—	27.1
Loss on sale of Mortgage Solutions	0.5	2.0	(34.4)	—	(31.9)	—
Foreign exchange related (losses) gains(3)	(0.2)	(18.3)	3.8	—	(14.7)	—
Other Adjustments:
Gain related to benefit plan activity	1.0	0.8	1.4	1.2	4.4	13.5
Gain on sale of Time Insurance Company	14.5	—	—	—	14.5	—
Net charge related to Green Tree Insurance Agency acquisition(4)	(11.6)	—	—	—	(11.6)	—
Gain on sale of buildings	—	—	—	—	—	3.7
Post-close cont. liab. on prev. disposition	—	—	—	(0.9)	(0.9)	(11.3)
Change in fair value of derivative investment	0.7	0.3	(1.1)	2.0	1.9	—

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6

($ in millions)	2018				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2018	2017
Global Housing	$(12.4)	$19.4	$72.6	$71.2	$150.8	$97.4
Global Lifestyle	97.9	75.9	68.1	55.8	297.7	178.0
Global Preneed	16.4	16.8	14.7	9.8	57.7	39.6
Corporate and other	(27.5)	(19.0)	(17.5)	(20.0)	(84.0)	(62.8)
Interest expense	(20.8)	(21.0)	(14.4)	(9.6)	(65.8)	(32.2)
Preferred stock dividends(1)	(4.7)	(4.7)	(1.6)	—	(11.0)	—

Net operating income	48.9	67.4	121.9	107.2	345.4	220.0

Adjustments, pre-tax:
Assurant Health runoff operations	0.3	—	0.3	2.6	3.2	16.0
Net realized (losses) gains on investments	(46.8)	(5.7)	(11.4)	0.5	(63.4)	30.1
Amortization of deferred gains on disposal of businesses	10.7	12.7	15.0	18.5	56.9	103.9
Impact of TCJA at enactment	—	(1.5)	—	—	(1.5)	177.0
Net TWG acquisition related charges(2)	(7.3)	(10.6)	(38.5)	(26.0)	(82.4)	(12.5)
Change in tax liabilities	—	—	—	—	—	27.1
Loss on sale of Mortgage Solutions	0.7	2.5	(43.5)	—	(40.3)	—
Foreign exchange related (losses) gains(3)	(1.6)	(18.3)	5.1	—	(14.8)	—
Other Adjustments:
Gain related to benefit plan activity	1.2	1.0	1.8	1.6	5.6	20.8
Gain on sale of Time Insurance Company	18.4	—	—	—	18.4	—
Net charge related to Green Tree Insurance Agency acquisition(4)	(16.0)	—	—	—	(16.0)	—
Gain on sale of buildings	—	—	—	—	—	5.7
Post-close cont. liab. on prev. disposition	—	—	—	(1.1)	(1.1)	(17.4)
Change in fair value of derivative investment	1.2	0.8	(1.7)	2.7	3.0	—
Benefit (provision) for income taxes	10.6	—	13.3	—	23.9	(51.1)

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6

(1)

Twelve Months 2018 and 2Q 2018 net operating income exclude $3.2 million of the preferred stock dividends related to the period prior to the acquisition of The Warranty Group and is included below in the net TWG acquisition related charges.

(2)	Refer to page 10 for additional details about the components of net TWG acquisition related charges.
(3)

3Q and 4Q 2018 include a total of $17.2 million of net losses from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018.

(4)

Includes a $16.4 million after-tax ($20.8 million pre-tax) impairment of certain intangible assets acquired through the acquisition of Green Tree due to the financial difficulty of a business partner providing new and renewal business to Green Tree. Additionally, the Company eliminated a $4.8 million after-tax ($4.8 million pre-tax) contingent earn-out liability based on post-acquisition performance. As of December 31, 2018, the Company does not expect to pay any of the potential earn-out related to the acquisition of Green Tree.

Regulation G - Non GAAP Financial Measures (continued)

(2) Net Operating Income, Excluding Reportable Catastrophes: Assurant uses net operating income (defined above), excluding reportable catastrophes as another important measure of the Company’s operating performance. Reportable catastrophes represent reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophe losses include ISO events greater than $5 million (pre-tax). The Company believes this metric provides investors a valuable measure of the performance of the Company’s ongoing business because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income attributable to common stockholders.

	2018				Twelve Months Ended December 31,
($ in millions)	4Q	3Q	2Q	1Q	2018	2017
Global Housing, excluding reportable catastrophes	$83.0	$86.0	$71.6	$79.9	$320.5	$287.9
Global Lifestyle(1)	98.1	77.0	68.1	54.5	297.7	180.0
Global Preneed	16.4	16.8	14.7	9.8	57.7	39.6
Corporate and other	(27.5)	(19.0)	(17.5)	(20.0)	(84.0)	(62.8)
Interest expense	(20.8)	(21.0)	(14.4)	(9.6)	(65.8)	(32.2)
Preferred stock dividends	(4.7)	(4.7)	(1.6)	—	(11.0)	—

Net operating income, excluding reportable catastrophes	144.5	135.1	120.9	114.6	515.1	412.5

Adjustments, net of tax:
Assurant Health runoff operations	0.2	0.2	0.2	2.0	2.6	10.6
Net realized (losses) gains on investments	(36.2)	(4.6)	(9.0)	0.4	(49.4)	19.6
Reportable catastrophes	(95.6)	(67.7)	1.0	(7.4)	(169.7)	(192.5)
Amortization of deferred gains on disposal of businesses	8.4	10.0	11.9	14.6	44.9	67.5
Impact of TCJA at enactment	—	(1.5)	—	—	(1.5)	177.0
Net TWG acquisition related charges(2)	(5.9)	(8.0)	(32.5)	(20.5)	(66.9)	(8.1)
Change in tax liabilities	—	—	—	—	—	27.1
Loss on sale of Mortgage Solutions	0.5	2.0	(34.4)	—	(31.9)	—
Foreign exchange related (losses) gains	(0.2)	(18.3)	3.8	—	(14.7)	—
Other Adjustments:
Gain related to benefit plan activity	1.0	0.8	1.4	1.2	4.4	13.5
Gain on sale of Time Insurance Company	14.5	—	—	—	14.5	—
Net charge related to Green Tree Insurance Agency acquisition(4)	(11.6)	—	—	—	(11.6)	—
Gain on sale of buildings	—	—	—	—	—	3.7
Post-close cont. liab. on prev. disposition	—	—	—	(0.9)	(0.9)	(11.3)
Change in fair value of derivative investment	0.7	0.3	(1.1)	2.0	1.9	—

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6

($ in millions)	2018				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2018	2017
Global Housing, excluding reportable catastrophes	$83.0	$86.0	$71.6	$79.9	$320.5	$287.9
Global Lifestyle(1)	98.1	77.0	68.1	54.5	297.7	180.0
Global Preneed	16.4	16.8	14.7	9.8	57.7	39.6
Corporate and other	(27.5)	(19.0)	(17.5)	(20.0)	(84.0)	(62.8)
Interest expense	(20.8)	(21.0)	(14.4)	(9.6)	(65.8)	(32.2)
Preferred stock dividends	(4.7)	(4.7)	(1.6)	—	(11.0)	—

Net operating income, excluding reportable catastrophes	144.5	135.1	120.9	114.6	515.1	412.5

Adjustments, pre-tax:
Assurant Health runoff operations	0.3	—	0.3	2.6	3.2	16.0
Net realized (losses) gains on investments	(46.8)	(5.7)	(11.4)	0.5	(63.4)	30.1
Reportable catastrophes	(121.0)	(85.7)	1.3	(9.4)	(214.8)	(295.7)
Amortization of deferred gains on disposal of businesses	10.7	12.7	15.0	18.5	56.9	103.9
Impact of TCJA at enactment	—	(1.5)	—	—	(1.5)	177.0
Net TWG acquisition related charges(2)	(7.3)	(10.6)	(38.5)	(26.0)	(82.4)	(12.5)
Change in tax liabilities	—	—	—	—	—	27.1
Loss on sale of Mortgage Solutions	0.7	2.5	(43.5)	—	(40.3)	—
Foreign exchange related (losses) gains	(1.6)	(18.3)	5.1	—	(14.8)	—
Other Adjustments:
Gain related to benefit plan activity	1.2	1.0	1.8	1.6	5.6	20.8
Gain on sale of Time Insurance Company	18.4	—	—	—	18.4	—
Net charge related to Green Tree Insurance Agency acquisition(4)	(16.0)	—	—	—	(16.0)	—
Gain on sale of buildings	—	—	—	—	—	5.7
Post-close cont. liab. on prev. disposition	—	—	—	(1.1)	(1.1)	(17.4)
Change in fair value of derivative investment	1.2	0.8	(1.7)	2.7	3.0	—
Benefit for income taxes	36.0	18.0	13.0	2.0	69.0	52.1

Net income attributable to common stockholders	$20.3	$48.3	$62.2	$106.0	$236.8	$519.6

(1)	As a result of significant catastrophes, primarily Hurricane Harvey in 2017, Global Lifestyle excludes the impact of reportable catastrophes. Refer to page 15 for details.
(2)	Refer to page 10 for additional details about the components of net TWG acquisition related charges.
(3)

3Q and 4Q 2018 include a total of $17.2 million of net losses from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018.

(4)

Includes a $16.4 million after-tax ($20.8 million pre-tax) impairment of certain intangible assets acquired through the acquisition of Green Tree due to the financial difficulty of a business partner providing new and renewal business to Green Tree. Additionally, the Company eliminated a $4.8 million after-tax ($4.8 million pre-tax) contingent earn-out liability based on post-acquisition performance. As of December 31, 2018, the Company does not expect to pay any of the potential earn-out related to the acquisition of Green Tree.

Regulation G - Non GAAP Financial Measures (continued)

(3) Net Operating Income per Diluted Share: Assurant uses net operating income per diluted share as an important measure of the Company’s stockholder value. Net operating income per diluted share equals net operating income (defined above) divided by weighted average diluted shares outstanding, excluding any dilutive effect from the assumed conversion of the mandatory convertible preferred stock prior to the acquisition date. The Company believes this metric provides investors a valuable measure of stockholder value because it excludes items that do not represent the ongoing operations of the Company. In addition, it excludes the effect of the mandatory convertible preferred stock, which was used to finance the acquisition, prior to the acquisition date. The comparable GAAP measure is net income attributable to common stockholders per diluted share, defined as net income attributable to common stockholders plus any dilutive preferred stock dividends divided by weighted average diluted shares outstanding.

	2018				Twelve Months Ended December 31,
($ per share)	4Q	3Q	2Q	1Q	2018	2017
Net operating income per diluted share(1)	$0.77	$1.06	$2.13	$2.00	$5.80	$3.98
Adjustments per diluted share, net of tax:
Dilutive effect from mandatory convertible preferred stock	—	—	—	(0.02)	—	—
Assurant Health runoff operations	—	—	—	0.04	0.04	0.19
Net realized (losses) gains on investments	(0.57)	(0.07)	(0.16)	0.01	(0.83)	0.35
Amortization of deferred gains on disposal of businesses	0.13	0.16	0.21	0.27	0.75	1.22
Impact of TCJA at enactment	—	(0.02)	—	—	(0.02)	3.20
Net TWG acquisition related charges	(0.09)	(0.13)	(0.56)	(0.38)	(1.12)	(0.15)
Change in tax liabilities	—	—	—	—	—	0.49
Loss on sale of Mortgage Solutions	0.01	0.03	(0.60)	—	(0.54)	—
Foreign exchange related (losses) gains	—	(0.28)	0.07	—	(0.24)	—
Other Adjustments:
Gain related to benefit plan activity	0.01	0.01	0.02	0.02	0.07	0.24
Gain on sale of Time Insurance Company	0.23	—	—	—	0.24	—
Net charge related to Green Tree Insurance Agency acquisition	(0.18)	—	—	—	(0.19)	—
Gain on sale of buildings	—	—	—	—	—	0.07
Post-close cont. liab. on prev. disposition	—	—	—	(0.02)	(0.01)	(0.20)
Change in fair value of derivative investment	0.01	—	(0.02)	0.04	0.03	—

Net income attributable to common stockholders per diluted share(1)	$0.32	$0.76	$1.09	$1.96	$3.98	$9.39

($ per share)	2018				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2018	2017
Net operating income per diluted share(1)	$0.77	$1.06	$2.13	$2.00	$5.80	$3.98
Adjustments per diluted share, pre-tax:
Dilutive effect from mandatory convertible preferred stock	—	—	—	(0.02)	—	—
Assurant Health runoff operations	—	—	—	0.05	0.05	0.29
Net realized (losses) gains on investments	(0.74)	(0.09)	(0.20)	0.01	(1.06)	0.54
Amortization of deferred gains on disposal of businesses	0.17	0.20	0.26	0.33	0.97	1.87
Impact of TCJA at enactment	—	(0.02)	—	—	(0.03)	3.20
Net TWG acquisition related charges	(0.12)	(0.17)	(0.66)	(0.47)	(1.38)	(0.23)
Change in tax liabilities	—	—	—	—	—	0.49
Loss on sale of Mortgage Solutions	0.02	0.04	(0.76)	—	(0.68)	—
Foreign exchange related (losses) gains	(0.03)	(0.29)	0.09	—	(0.25)	—
Other Adjustments:
Gain related to benefit plan activity	0.02	0.02	0.03	0.03	0.09	0.38
Gain on sale of Time Insurance Company	0.29	—	—	—	0.31	—
Net charge related to Green Tree Insurance Agency acquisition	(0.25)	—	—	—	(0.27)	—
Gain on sale of buildings	—	—	—	—	—	0.10
Post-close cont. liab. on prev. disposition	—	—	—	(0.02)	(0.02)	(0.31)
Change in fair value of derivative investment	0.02	0.01	(0.03)	0.05	0.05	—
Benefit (provision) for income taxes	0.17	—	0.23	—	0.40	(0.92)

Net income attributable to common stockholders per diluted share(1)	$0.32	$0.76	$1.09	$1.96	$3.98	$9.39

(1)	Refer to page 2 for additional information on the share counts used in the per share calculations.

Regulation G - Non GAAP Financial Measures (continued)

(4) Net Operating Income, Excluding Reportable Catastrophes, per Diluted Share: Assurant uses net operating income per diluted share, excluding reportable catastrophes, as another important measure of the Company’s stockholder value. The Company believes this metric provides investors a valuable measure of stockholder value because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income attributable to common stockholders per diluted share, defined as net income attributable to common stockholders plus any dilutive preferred stock dividends divided by weighted average diluted shares outstanding.

	2018				Twelve Months Ended December 31,
($ per share)	4Q	3Q	2Q	1Q	2018	2017
Net operating income, excluding reportable catastrophes, per diluted share(1)	$2.29	$2.12	$2.11	$2.14	$8.65	$7.46
Adjustments, net of tax:
Dilutive effect from mandatory convertible preferred stock	—	—	—	(0.03)	—	—
Assurant Health runoff operations	—	—	—	0.04	0.04	0.19
Net realized (losses) gains on investments	(0.57)	(0.07)	(0.16)	0.01	(0.83)	0.35
Reportable catastrophes	(1.52)	(1.06)	0.02	(0.13)	(2.85)	(3.48)
Amortization of deferred gains on disposal of businesses	0.13	0.16	0.21	0.27	0.75	1.22
Impact of TCJA at enactment	—	(0.02)	—	—	(0.02)	3.20
Net TWG acquisition related charges	(0.09)	(0.13)	(0.56)	(0.38)	(1.12)	(0.15)
Change in tax liabilities	—	—	—	—	—	0.49
Loss on sale of Mortgage Solutions	0.01	0.03	(0.60)	—	(0.54)	—
Foreign exchange related (losses) gains	—	(0.28)	0.07	—	(0.24)	—
Other Adjustments:
Gain related to benefit plan activity	0.01	0.01	0.02	0.02	0.07	0.24
Gain on sale of Time Insurance Company	0.23	—	—	—	0.24	—
Net charge related to Green Tree Insurance Agency acquisition	(0.18)	—	—	—	(0.19)	—
Gain on sale of buildings	—	—	—	—	—	0.07
Post-close cont. liab. on prev. disposition	—	—	—	(0.02)	(0.01)	(0.20)
Change in fair value of derivative investment	0.01	—	(0.02)	0.04	0.03	—

Net income attributable to common stockholders per diluted share(1)	$0.32	$0.76	$1.09	$1.96	$3.98	$9.39

	2018				Twelve Months Ended December 31,
($ per share)	4Q	3Q	2Q	1Q	2018	2017
Net operating income, excluding reportable catastrophes, per diluted share(1)	$2.29	$2.12	$2.11	$2.14	$8.65	$7.46
Adjustments, pre-tax:
Dilutive effect from mandatory convertible preferred stock	—	—	—	(0.03)	—	—
Assurant Health runoff operations	—	—	—	0.05	0.05	0.29
Net realized (losses) gains on investments	(0.74)	(0.09)	(0.20)	0.01	(1.06)	0.54
Reportable catastrophes	(1.91)	(1.34)	0.02	(0.17)	(3.61)	(5.35)
Amortization of deferred gains on disposal of businesses	0.17	0.20	0.26	0.33	0.97	1.87
Impact of TCJA at enactment	—	(0.02)	—	—	(0.03)	3.20
Net TWG acquisition related charges	(0.12)	(0.17)	(0.66)	(0.47)	(1.38)	(0.23)
Change in tax liabilities	—	—	—	—	—	0.49
Loss on sale of Mortgage Solutions	0.02	0.04	(0.76)	—	(0.68)	—
Foreign exchange related (losses) gains	(0.03)	(0.29)	0.09	—	(0.25)	—
Other Adjustments:
Gain related to benefit plan activity	0.02	0.02	0.03	0.03	0.09	0.38
Gain on sale of Time Insurance Company	0.29	—	—	—	0.31	—
Net charge related to Green Tree Insurance Agency acquisition	(0.25)	—	—	—	(0.27)	—
Gain on sale of buildings	—	—	—	—	—	0.10
Post-close cont. liab. on prev. disposition	—	—	—	(0.02)	(0.02)	(0.31)
Change in fair value of derivative investment	0.02	0.01	(0.03)	0.05	0.05	—
Benefit for income taxes	0.56	0.28	0.23	0.04	1.16	0.95

Net income attributable to common stockholders per diluted share(1)	$0.32	$0.76	$1.09	$1.96	$3.98	$9.39

(1)	Refer to page 2 for additional information on the share counts used in the per share calculations.

Regulation G - Non GAAP Financial Measures (continued)

(5) Annualized Operating Return On Common Stockholders’ Equity, Excluding AOCI: Assurant uses operating return on common stockholders’ equity (“Operating ROE”), excluding AOCI, as an important measure of the Company’s operating performance. Operating ROE, excluding AOCI, equals net operating income (loss) (defined above) for the periods presented divided by average common stockholders’ equity, excluding AOCI, for the year to date period. The Company believes Operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of items that do not represent the ongoing operations of the Company. The comparable GAAP measure is GAAP return on common stockholders’ equity, defined as net income (loss) attributable to common stockholders, for the period presented, divided by average common stockholders’ equity for the year to date period.

	2018				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2018	2017
Annualized operating return on average common stockholders’ equity, excluding AOCI(1)	3.9%	5.3%	10.8%	10.5%	7.5%	5.5%
Assurant Health runoff operations	—	—	—	0.2%	0.1%	0.3%
Net realized (losses) gains on investments	(2.9)%	(0.4)%	(0.8)%	—	(1.1)%	0.5%
Amortization of deferred gains on disposal of businesses	0.7%	0.8%	1.1%	1.4%	1.0%	1.7%
Impact of TCJA at enactment	—	(0.1)%	—	—	—	4.5%
Net TWG acquisition related charges	(0.5)%	(0.6)%	(2.9)%	(2.0)%	(1.5)%	(0.2)%
Change in tax liabilities	—	—	—	—	—	0.7%
Loss on sale of Mortgage Solutions	—	0.2%	(3.1)%	—	(0.7)%	—
Foreign exchange related (losses) gains	—	(1.4)%	0.4%	—	(0.3)%	—
Other Adjustments:
Gain related to benefit plan activity	0.1%	0.1%	0.1%	0.1%	0.1%	0.3%
Gain on sale of Time Insurance Company	1.2%	—	—	—	0.3%	—
Net charge related to Green Tree Insurance Agency acquisition	(1.0)%	—	—	—	(0.2)%	—
Gain on sale of buildings	—	—	—	—	—	0.1%
Post-close cont. liab. on prev. disposition	—	—	—	(0.1)%	—	(0.3)%
Change in fair value of derivative investment	0.1%	—	(0.1)%	0.2%	—	—
Change due to effect of including AOCI & other	0.1%	—	0.1%	(0.3)%	(0.1)%	(0.7)%

Annualized GAAP return on average common stockholders’ equity(1)	1.7%	3.9%	5.6%	10.0%	5.1%	12.4%

(6) Annualized Operating Return On Common Stockholders’ Equity, Excluding AOCI and Reportable Catastrophes: Assurant uses Operating ROE, excluding AOCI (defined above) and reportable catastrophes (defined above), as another important measure of the Company’s operating performance. The Company believes this metric provides investors a valuable measure of the performance of the Company’s ongoing business because it excludes the effect of reportable catastrophes, which can be volatile. The comparable GAAP measure is GAAP ROE (defined above).

	2018				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2018	2017
Annualized operating return on average common stockholders’ equity, excluding AOCI and reportable catastrophes(1)	11.5%	10.6%	10.7%	11.2%	11.2%	10.4%
Assurant Health runoff operations	—	—	—	0.2%	0.1%	0.3%
Net realized (losses) gains on investments	(2.9)%	(0.4)%	(0.8)%	—	(1.1)%	0.5%
Amortization of deferred gains on disposal of businesses	0.7%	0.8%	1.1%	1.4%	1.0%	1.7%
Impact of TCJA at enactment	—	(0.1)%	—	—	—	4.5%
Net TWG acquisition related charges	(0.5)%	(0.6)%	(2.9)%	(2.0)%	(1.5)%	(0.2)%
Change in tax liabilities	—	—	—	—	—	0.7%
Reportable catastrophes	(7.6)%	(5.3)%	0.1%	(0.7)%	(3.7)%	(4.9)%
Loss on sale of Mortgage Solutions	—	0.2%	(3.1)%	—	(0.7)%	—
Foreign exchange related (losses) gains	—	(1.4)%	0.4%	—	(0.3)%	—
Other Adjustments:
Gain related to benefit plan activity	0.1%	0.1%	0.1%	0.1%	0.1%	0.3%
Gain on sale of Time Insurance Company	1.2%	—	—	—	0.3%	—
Net charge related to Green Tree Insurance Agency acquisition	(1.0)%	—	—	—	(0.2)%	—
Gain on sale of buildings	—	—	—	—	—	0.1%
Post-close cont. liab. on prev. disposition	—	—	—	(0.1)%	—	(0.3)%
Change in fair value of derivative investment	0.1%	—	(0.1)%	0.2%	—	—
Change due to effect of including AOCI & other	0.1%	—	0.1%	(0.3)%	(0.1)%	(0.7)%

Annualized GAAP return on average common stockholders’ equity(1)	1.7%	3.9%	5.6%	10.0%	5.1%	12.4%

(1)	Refer to page 2 for additional information on the average common stockholders’ equity used in the ROE calculations.

Regulation G - Non GAAP Financial Measures (continued)

(7) Corporate and Other Net Operating Loss: Assurant uses Corporate and Other net operating loss as an important measure of the corporate segment’s performance. Corporate and Other net operating loss equals Total Corporate and Other segment net (loss) income attributable to common stockholders excluding Assurant Health runoff operations, net TWG acquisition related charges, foreign exchange gains (losses) from remeasurement of monetary assets and liabilities, amortization of deferred gains on disposal of businesses, net realized (losses) gains on investments, interest expense, loss on sale of Mortgage Solutions and other highly variable or unusual items. Additionally, the calculation for the full year 2017 excludes a one-time estimated benefit related to the enactment of the TCJA. The Company believes Corporate and Other net operating loss provides investors a valuable measure of the performance of the Company’s corporate segment because it excludes highly variable items that do not represent the ongoing results of the Company’s corporate segment. The comparable GAAP measure is Total Corporate and Other segment net (loss) income attributable to common stockholders.

	2018				Twelve Months Ended December 31,
($ in millions)	4Q	3Q	2Q	1Q	2018	2017
GAAP Total Corporate and Other segment net (loss) income attributable to common stockholders	$(81.6)	$(63.8)	$(93.2)	$(30.8)	$(269.4)	$204.6
Adjustments, pre-tax:
Assurant Health runoff operations	(0.3)	—	(0.3)	(2.6)	(3.2)	(16.0)
Amortization of deferred gains on disposal of businesses	(10.7)	(12.7)	(15.0)	(18.5)	(56.9)	(103.9)
Impact of TCJA at enactment	—	1.5	—	—	1.5	(177.0)
Net TWG acquisition related charges(1)	7.3	10.6	38.5	26.0	82.4	12.5
Change in tax liabilities	—	—	—	—	—	(27.1)
Interest expense	26.3	26.5	18.2	12.2	83.2	49.5
Net realized losses (gains) on investments	46.8	5.7	11.4	(0.5)	63.4	(30.1)
Loss on sale of Mortgage Solutions	(0.7)	(2.5)	43.5	—	40.3	—
Foreign exchange related losses (gains)	1.6	18.3	(5.1)	—	14.8	—
Other adjustments	(4.8)	(1.8)	(0.1)	(3.2)	(9.9)	(9.1)
(Benefit) provision for income taxes	(16.1)	(5.5)	(17.0)	(2.6)	(41.2)	33.8
Preferred stock dividends	4.7	4.7	1.6	—	11.0	—

Corporate and other net operating loss	$(27.5)	$(19.0)	$(17.5)	$(20.0)	$(84.0)	$(62.8)

(1)	Refer to page 10 for additional details about the components of net TWG acquisition related charges.

(8) Debt to Total Capital Ratio, Excluding AOCI: Assurant uses a ratio of debt to total capital, excluding AOCI, as an important measure of the Company’s financial leverage. Assurant’s debt to total capital ratio, excluding AOCI, equals debt divided by the sum of debt and total stockholders’ equity, excluding AOCI. The Company believes that the debt to total capital ratio, excluding AOCI, provides investors a valuable measure of financial leverage, because it excludes the effect of unrealized gains (losses) on investments, which do not represent the operations of the Company and tend to be highly variable from period-to-period, and other AOCI items. The comparable GAAP measure is the ratio of debt to total capital.

	2018				As of December 31,
	4Q	3Q	2Q	1Q	2018	2017
Debt to total capital ratio, excluding AOCI	27.6%	27.4%	26.9%	31.1%	27.6%	20.9%
Change due to effect of including AOCI	0.6%	0.4%	0.5%	(0.2)%	0.6%	(0.9)%

Debt to total capital ratio	28.2%	27.8%	27.4%	30.9%	28.2%	20.0%

(9) Book Value per Diluted Share, Excluding AOCI: Assurant uses book value per diluted share, excluding AOCI, as a measure of the Company’s stockholder value. Book value per diluted share, excluding AOCI, equals total stockholders’ equity, excluding AOCI, divided by diluted shares outstanding. The Company believes book value per diluted share, excluding AOCI, provides investors a valuable measure of stockholder value because it excludes the effect of unrealized gains (losses) on investments which are highly variable and do not represent the ongoing operations of the Company, and other AOCI items. The comparable GAAP measure is book value per diluted share defined as total stockholders’ equity divided by diluted shares outstanding.

	2018				As of December 31,
($ per share)	4Q	3Q	2Q	1Q	2018	2017
Book value per diluted share, excluding AOCI	$79.45	$80.40	$81.44	$78.01	$79.45	$75.58
Change due to effect of including AOCI	(2.34)	(1.48)	(2.06)	0.91	(2.34)	4.38

Book value per diluted share	$77.11	$78.92	$79.38	$78.92	$77.11	$79.96